CUSIP NO. 62758B109                    13G                 PAGE 30 OF  55 PAGES



                                    EXHIBIT 1

                              MANAGEMENT INVESTORS



                                   POSITIONS HELD WITH
                                   MUSICLAND STORES CORPORATION
Jack W. Eugster                    Chairman of the Board, President and C.E.O.

Gary A. Ross                       President, Suncoast Division

Keith A. Benson                    President, Music Stores Division

Larry C. Gaines                    President, Media Play Division

Bruce B. Bausman                   Senior Vice President of Real Estate

Robert A. Henderson                Senior Vice President and General Merchandise Manager

Douglas M. Tracey                  Senior Vice President of Distribution

Richard C. Casari                  Vice President of Operations - Music Stores

Paula M. Connerney                 Division Senior Vice President of Stores - Music Stores

Robert A. Faulkner                 Vice President and Controller

James D. Nermyr                    Vice President and Treasurer

Richard J. Odette                  Vice President of Purchasing of Prerecorded Audio

FORMER OFFICERS:
Arnold A. Bernstein
Charles E. Baker
Harvey Thomas McLain

FAMILY MEMBERS:
Wendi Marie Reinl                  Stepdaughter of Jack W. Eugster

Frances A. Benson                  Mother of Keith A. Benson
Brian K. Benson                    Children of Keith A. Benson
Carrie L. Benson                               "

Barbara K. Bausman                 Children of Bruce B. Bausman
William J. Bausman                             "

Charles E. Baker, Jr.              Son of Charles E. Baker

Anthony Nermyr                     Children of James D. Nermyr
Tamara Nermyr                                  "
Michelle Winters                               "

CUSIP NO.  62758BLO9                   13G                   PAGE 31 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2-11-93
       --------




                                             /s/ Jack W. Eugster
                                             ------------------------------
                                             Jack W. Eugster

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993


/s/ Ruth I. LeVine
-----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP NO.  62758BLO9                   13G                   PAGE 32 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/15/93
       --------




                                             /s/ Gary A. Ross
                                             ------------------------------
                                             Gary A. Ross

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 15th day of February, 1993


/s/ Karen S. Karch
-----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP NO.  62758BLO9                   13G                   PAGE 33 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/11/93
       --------




                                             /s/ Keith A. Benson
                                             ------------------------------
                                             Keith A. Benson

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993


/s/ Karen S. Karch
----------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP NO.  62758BLO9                   13G                   PAGE 34 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/13/93
       --------




                                             /s/ Larry C. Gaines
                                             ------------------------------
                                             Larry C. Gaines

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 13th day of February, 1993


/s/ Karen S. Karch
-----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 35 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/10/93
       --------




                                             /s/ Bruce B. Bausman
                                             ------------------------------
                                             Bruce B. Bausman

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 10th day of February, 1993


/s/ Karen S. Karch
----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 36 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/12/93
       --------




                                             /s/ Robert A. Henderson
                                             ------------------------------
                                             Robert A. Henderson

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 12th day of February, 1993


/s/ Karen S. Karch
-------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 37 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/15/93
       --------




                                             /s/ Douglas M. Tracey
                                             ------------------------------
                                             Douglas M. Tracey

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 15th day of February, 1993


/s/ Karen S. Karch
-------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 38 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/11/93
       --------




                                             /s/ Richard C. Casari
                                             ------------------------------
                                             Richard C. Casari

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993


/s/ Karen S. Karch
----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 39 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/14/93
       --------




                                             /s/ Paula M. Connerney
                                             ------------------------------
                                             Paula M. Connerney

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 14th day of February, 1993


/s/ Rebecca L. Holzem
---------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 40 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/11/93
       --------




                                             /s/ Robert A. Faulkner
                                             ------------------------------
                                             Robert A. Faulkner

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993


/s/ Karen S. Karch
------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 41 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/13/93
       --------




                                             /s/ James D. Nermyr
                                             ------------------------------
                                             James D. Nermyr

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 13th day of February, 1993


/s/ Barbara J. Spilane
----------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 42 OF 55 PAGES




                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/11/93
       --------




                                             /s/ Richard J. Odette
                                             ------------------------------
                                             Richard J. Odette

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993


/s/ Karen S. Karch
-----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 43 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/11/93
       --------




                                             /s/ Arnold A. Bernstein
                                             ------------------------------
                                             Arnold A. Bernstein

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993


/s/ Ruth I. LeVine
---------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 44 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/10/93
       --------




                                             /s/ Charles E. Baker
                                             ------------------------------
                                             Charles E. Baker

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 10th day of February, 1993


/s/ Karen S. Karch
-------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 45 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/10/93
       --------




                                             /s/ Harvey T. McLain
                                             ------------------------------
                                             Harvey T. McLain

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 10th day of February, 1993


/s/ Karen S. Karch
--------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 46 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  3/4/93
       -------




                                             /s/ Wendi M. Heikkila
                                             ------------------------------
                                             Wendi M. Heikkila

State of Minnesota      )
                        )     SS.
County of Hennepin      )

Subscribed and Sworn to before me
this 4th day of March, 1993


/s/ Karen S. Karch
--------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 47 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/15/93
       --------




                                             /s/ Frances A. Benson
                                             ------------------------------
                                             Frances A. Benson

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 15th day of February, 1993


/s/ Margaret A. Bonnett
-------------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 48 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned SEC Forms 3, 4 and 5 and any other documents required to be filed under Section 16 of the Securities Exchange Act of 1934 and the rules thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  12/30/93
       ---------




                                             /s/ Brian K. Benson
                                             ------------------------------
                                             Brian K. Benson, ###-##-####

State of Colorado       )
                        )     ss.
County of El Paso       )

Subscribed and Sworn to before me
this 30th day of December, 1993


/s/ Gary Muhlenbruch
--------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 49 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Linda Alsid Ruehle and Karen A. Ring, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  5/31/94
       ---------




                                             /s/ Carrie L. Benson
                                             ------------------------------
                                             CARRIE L. BENSON, ###-##-####

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 31st day of May, 1994


/s/ Diane M. Chaikin
----------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 50 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/11/93
       --------




                                             /s/ Barbara K. Bausman
                                             ------------------------------
                                             Barbara K. Bausman

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 11th day of February, 1993



/s/ Karen S. Karch
--------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 51 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/14/1993
       ----------




                                             /s/ William J. Bausman
                                             ------------------------------
                                             William J. Bausman

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 14th day of February, 1993


/s/ Karen S. Karch
---------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 52 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/15/93
       --------




                                             /s/ Charles E. Baker, Jr.
                                             ------------------------------
                                             Charles E. Baker, Jr.

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 15th day of February, 1993


/s/ Karen S. Karch
-----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 53 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/16/93
       --------



                                             /s/ Anthony Nermyr
                                             ------------------------------
                                             Anthony Nermyr

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 16th day of February, 1993


/s/ Karen S. Karch
----------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 54 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/16/93
       --------




                                             /s/ Tamara Nermyr
                                             ------------------------------
                                             Tamara Nermyr

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 16th day of February, 1993


/s/ Karen S. Karch
--------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]

CUSIP No.  62758BlO9                   13G                   PAGE 55 OF 55 PAGES




                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the Undersigned hereby constitutes and appoints Keith A. Benson, Harvey Thomas McLain and Linda Alsid Ruehle, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on behalf of the Undersigned all documents required to be filed with the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder, including Schedules 13D and 13G, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to perform any other acts that may be necessary in connection with the foregoing that may be in the best interest of or legally required by the Undersigned, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     The Undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the Undersigned, are not assuming any of the Undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

     This appointment shall remain in effect until revoked in writing by the Undersigned.

Dated:  2/22/93
       --------




                                             /s/ Michelle Winters
                                             ------------------------------
                                             Michelle Winters

State of Minnesota      )
                        )     ss.
County of Hennepin      )

Subscribed and Sworn to before me
this 22nd day of February, 1993


/s/ Karen S. Karch
------------------------
Notary Public

NOTARY SEAL:

[NOTARY SEAL]